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Transamerica Managed Futures Strategy
Summary Prospectus March 1, 2017

Class I2 Ticker Symbol: None

Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, both dated March 1, 2017, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2016, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks to generate positive absolute returns.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	1.38%
Distribution and service (12b-1) fees	None
Other expenses	0.64%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	2.03%
Fee waiver and/or expense reimbursement[2]	0.57%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.46%
1	Management fees have been restated to reflect the combination of investment advisory and administrative services fees under one agreement and the fund's payment of a single management fee effective March 1, 2016.
2	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2018 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.45% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2018 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the previous 36 months if the class' total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class' total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
3	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$149	$582	$1,041	$2,313
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 0% of the average value of its portfolio.
Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio turnover rate.
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, AQR Capital Management, LLC (the “sub-adviser”), invests the fund’s assets primarily in a portfolio of futures contracts, futures-related instruments, forwards and swaps. The fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts and swaps across four major asset classes (commodities, currencies, fixed-income and equities); however, this universe of investments is subject to change under varying market conditions and as these instruments evolve over time.
Generally, the fund invests in futures contracts, futures-related instruments, forwards and swaps, and may include, but will not be limited to, global equity index futures, swaps on equity index futures and equity swaps, global currency forwards and futures, commodity futures, commodity swaps, global interest rate and bond futures and swaps (collectively, the “Instruments”), either by investing directly in those Instruments, or indirectly by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands

(the “Subsidiary”) that invests in those Instruments. There are no geographic limits on the market exposure of the fund’s assets. This flexibility allows the sub-adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the fund’s ability to meet its objective. The fund may also invest in exchange traded funds or exchange traded notes through which the fund can participate in the performance of one or more Instruments. The fund may also take a short position in a derivative instrument such as a future, forward or swap.
The Subsidiary has the same investment objective as the fund and is advised by Transamerica Asset Management, Inc. and sub-advised by the sub-adviser. The Subsidiary, unlike the fund, may invest without limitation in commodities and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. In addition, the Subsidiary may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.
The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.
The sub-adviser uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity Instruments. Once a trend is determined, the fund will take either a long or short position in the given Instrument. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to the sub-adviser’s systematic assessment of the trend and its likelihood of continuing as well as the sub-adviser’s estimate of the Instrument’s risk. The sub-adviser generally expects that the fund will have exposure in long and short positions across all four major asset classes (commodities, currencies, fixed income and equities), but at any one time the fund may emphasize one or two of the asset classes or a limited number of exposures within an asset class. The fund may take a short position in a derivative instrument, such as a future, forward or swap. The fund may enter into derivatives transactions, including swap agreements or taking short positions in futures contracts, which have similar economic effects as short sales.
Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The fund’s use of futures contracts, forward contracts, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an Instrument and results in increased volatility, which means the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund’s exposure to an asset class and may cause the fund’s NAV to be volatile. For example, if the sub-adviser seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the class and that Instrument increases in value, the gain to the fund will be magnified; however, if that investment decreases in value, the loss to the fund will be magnified. A decline in the fund’s assets due to losses magnified by the Instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the fund’s use of Instruments providing enhanced exposure will enable the fund to achieve its investment objective.
The sub-adviser expects the fund’s NAV over short-term periods to be volatile because of the significant use of Instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The sub-adviser, on average, will target an annualized volatility level for the fund of 10%. The sub-adviser expects that the fund’s targeted annualized forecasted volatility will typically range between 5% and 13%; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions. Actual or realized volatility can and will differ from the forecasted or target volatility described above.
As a result of the fund’s strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund’s ability to use leverage; however, the fund is not subject to any additional limitations on its net long and short exposures. For example, the fund, on average, could hold instruments that provide three to four times the net return of a broad or narrow-based securities index. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%).
A significant portion of the assets of the fund may be invested directly or indirectly in money market instruments, which may include, but are not be limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for the positions the fund takes and also earn income for the fund.
This fund is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly or through its investments in the Subsidiary). An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Aggressive Investment – The fund's investment strategies, techniques and/or portfolio investments differ from those of many other mutual funds and may be considered aggressive. This approach to investing may expose the fund to additional risks, make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the fund. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Commodities and Commodity-Related Securities – To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund's investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.
Counterparty – The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Currency Hedging – The fund may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.
Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility, may disrupt markets or may otherwise adversely affect their performance or value. For additional information regarding derivatives, see “More on Risks of Investing in the Funds—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Exchange-Traded Notes (ETNs) – Exchange-Traded Notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. They differ from other types of bonds and notes because ETN returns are based upon the performance of a reference asset or benchmark minus applicable fees, no period coupon payments are distributed and no principal protections exist. The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying market, changes in the applicable interest rates and changes in the issuer’s credit rating.
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Hedging – The fund may buy and sell futures contracts, put and call options, and forward contracts as a hedge. Some hedging strategies could hedge the fund’s portfolio against price fluctuations. Other hedging strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund’s hedging strategies may not work as intended, and the fund may be in a less favorable position than if it had not used a hedging instrument.
Interest Rate – Interest rates in the U.S. have been at historically low levels and should be expected to go up. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Investment Companies – To the extent that the fund invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. These illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The fund may also suffer losses if there are imperfections, errors or limitations in the tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, or if the sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, or value of, or marketing trends affecting, a particular security or issuer, industry sector, region or market segment, or about the economy or interest rates, is incorrect. The fund’s investment strategies designed by the investment manager may not work as intended. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There can be no assurance that the use of Models will result in effective investment decisions for the fund.
Non-Diversification – The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Short Positions – The fund may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the sub-adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.
Short Sales – A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structured Instruments – The fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Subsidiary – By investing in the Subsidiary, the fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the fund and will be subject to the same risks that apply to similar investments if held directly by the fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. The fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. There can be no assurance that the IRS will not revoke the private letter ruling it issued to the fund. It is possible that any such revocation could be retroactive to a date to be specified by the IRS. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the fund.
Tax – The fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. Under proposed Treasury regulations, certain income derived by a fund from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” for purposes of the source-of-income restrictions applicable to regulated investment companies, only to the extent the wholly-owned subsidiary makes distributions to the fund. If the proposed Treasury regulations are finalized in their current form, the Subsidiary intends to make all necessary distributions such that the fund’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of commodity-linked notes, other commodity-linked derivatives and the fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the fund’s taxable income or gains and of distributions made by the fund.
Underlying Exchange Traded Funds – Because the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile;

or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.
U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Volatility Target – The fund utilizes an investment strategy that focuses on the management of fund volatility. There can be no assurance that the fund will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the fund but may not work as intended, may result in periods of underperformance and may limit the fund's ability to participate in rising markets. The fund's performance may be lower than similar funds that are not managed to an annualized volatility target.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Absent any limitation of the fund’s expenses, total returns would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class I2
	Quarter Ended	Return
Best Quarter:	12/31/2014	9.37%
Worst Quarter:	06/30/2015	-8.32%

Average Annual Total Returns (periods ended December 31, 2016)
	1 Year	5 Years	Since Inception	Inception Date
Class I2				09/30/2010
Return before taxes	-9.11%	2.58%	1.58%
Return after taxes on distributions	-9.55%	0.44%	-0.20%
Return after taxes on distributions and sale of fund shares	-5.15%	1.33%	0.67%
Citigroup 3-Month Treasury Bill + 7% Wrap Index (reflects no deduction for fees, expenses or taxes)	7.52%	7.33%	7.32%
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: AQR Capital Management, LLC Portfolio Managers:
Clifford S. Asness	Portfolio Manager	since 2010
Brian K. Hurst	Portfolio Manager	since 2010
John M. Liew	Portfolio Manager	since 2010
Yao Hua Ooi	Portfolio Manager	since 2010
Ari Levine	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment by certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order.
Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery. MSPAI20317MFS